Exhibit 99.1

GTY TECHNOLOGY HOLDINGS ANNOUNCES REGISTERED DIRECT OFFERING

Strengthens Balance Sheet to Execute Business Growth Plan

(Austin, Texas, June 5, 2019) – GTY Technology Holdings Inc. (Nasdaq: GTYH) (“GTY”), a leading vertical SaaS/Cloud solution for the public sector, today announced that it has entered into definitive agreements to sell 3,500,000 shares of its common stock to certain institutional investors in a registered direct offering at a price of $7.70 per share, resulting in gross proceeds of $26,950,000. The offering is expected to close on or about June 7, 2019.

"We are very pleased with the results of this offering," said Stephen Rohleder, Chairman and CEO of GTY. "The capital we are receiving from these investors strengthens GTY’s balance sheet and gives us significant runway for expansion. The proceeds will help GTY allocate additional capital to projects we view as having the highest internal rate of return. With the help of our Head of Sales, John Albanese, we will look to scale our salesforce at each of the business units and invest in driving our joint partnership initiatives. Absent a significant acquisition, this offering also gives us additional firepower to pursue accretive, tuck-in M&A opportunities in both current business unit operating segments and adjacencies."

The common stock in the registered direct offering is being offered and sold by GTY pursuant to its registration statement on Form S-1 (File No. 333-229926) (the “registration statement”) filed with the Securities Exchange Commission (the “SEC”). The final prospectus relating to the offering will be filed with the SEC. Copies of the final prospectus may be obtained, when available, on the SEC's website at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of our securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Company Contacts:

Carter Glatt

Senior Vice President, Corporate Development, GTY

carter@gtytechnology.com

(702) 945-2898

About GTY Technology Holdings Inc.

GTY Technology Holdings Inc. is a leading public sector SaaS company which offers a cloud-based suite of solutions for North American state and local governments. For more information, please visit www.gtytechnology.com.  The following is a brief description of each of GTY’s Business Units.

About Bonfire

Bonfire, a leader in strategic sourcing and procurement technology, empowers organizations to make the right purchasing decisions. With tools to support the entire vendor lifecycle (sourcing, contract management, and vendor performance), Bonfire goes beyond traditional mechanics to make complex decision making easy. Bonfire works the way you do on a single cloud platform designed to unite stakeholders, absorb compliance requirements, and facilitate advanced evaluation techniques. The combination of flexible technology with world-class customer service makes Bonfire the solution of choice for both public and private sector organizations of all sizes around the globe. Bonfire was named as a 2018 Gartner Cool Vendor and proudly reports a client retention rate greater than 96 percent.

About CityBase

CityBase gives people and businesses an intuitive way to interact with utilities and government agencies. CityBase’s technology dramatically improves constituent services through payment solutions, digital services and API development for cities, states and utilities.

About eCivis

Since 2000, eCivis has been the most trusted and widely used SaaS grant management system by state, local and tribal governments. eCivis helps thousands of government agencies maximize their grant revenues, track their financial and program performance, prepare cost allocation plans and budgets, and access free open data tools to make sense of Federal data.

About Open Counter

Open Counter builds user-friendly software to guide applicants through complex permitting and licensing procedures, guiding applicants through the process by estimating the total fees and requirements for the project, and allowing applicants to apply and pay for permits online.

About Questica

Questica’s budget preparation and management software suite – Questica Budget – Integrates with more than 25 financial systems and other systems. This ensures organizations can access all the information they need to develop, track, monitor and adjust their budgets, plus report out to stakeholders when and to who they need to. Questica Budget Suite’s Operating, Salary, Capital and Performance modules ensure public sector organizations have a clear view into their budgets, forecasts and expenditures, thus enabling those organizations to deliver on their financial and non-financial strategic objectives. Additionally, Questica’s easy-to-use OpenBook transparency and data visualization software can be used to share an organization’s financial and non-financial information with both its internal and external stakeholders.

About Sherpa

Sherpa is a provider of public sector budgeting software and consulting services. Sherpa’s highly-configurable software enables rapid and collaborative implementations. Clients have benefitted from a unique deployment model, staffing projects with consultants averaging 20 years of experience and having one project team from sales through implementation to post-implementation support.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The company’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the company’s expectations with respect to future performance and anticipated impacts of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability to recognize the anticipated benefits of GTY’s recent business combination transaction, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably and retain its key employees; (2) costs related to the business combination; (3) the outcome of the New York and California lawsuits among the company, OpenGov, Inc. and the other parties thereto; (4) the inability to maintain the listing of the company’s common stock on The Nasdaq Stock Market; (5) changes in applicable laws or regulations; (6) the possibility that the company may be adversely affected by other economic, business, and/or competitive factors; (7) any government shutdown which impacts the ability of the company’s customers to purchase its products and services; and (8) other risks and uncertainties included in the company’s registration statement on Form S-1 (File No. 333-229926), including those under “Risk Factors” therein, and in the company’s other filings with the SEC. We caution you that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.